SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934






            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 3-29-04



                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


      Delaware                           1-9102                  77-0100596
(State or other jurisdiction           (Commission              (IRS Employer
     of Incorporation)                   File No.)           Identification No.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (626) 683-4000


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Item 5. Other Events

The attached announcement was released to the news media on 3-29-04.





                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Cautionary statement for purposes of the 'Safe Harbor" provisions of The Private Securities Litigation Reform Act of 1995: Any statements in this report that refer to the estimated or anticipated future results of Ameron International Corporation ("Ameron" or the "Company") are forward-looking and reflect the Company's current analysis of existing trends and information. Actual results may differ from current expectations based on a number of factors affecting Ameron's businesses, including competitive conditions and changing market situations. Matters affecting the economy generally, including the state of economies worldwide, can affect Ameron's results. Forward-looking statements represent the Company's judgment only as of the date of this report. Since actual results could differ materially, the reader is cautioned not to rely on these forward-looking statements. Moreover, Ameron disclaims any intent or obligation to update these forward-looking statements.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    AMERON INTERNATIONAL CORPORATION



Date:    March 29, 2004             By:_______________________________________
                                       Javier Solis
                                       Senior Vice President & Secretary


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                                  EXHIBIT LIST


Exhibit No.       Description
-----------       -----------

   99             News release dated March 29, 2004